SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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360 Funds

(Name of Registrant as Specified in Its Charter)

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360 Funds

Stringer Growth Fund
Stringer Moderate Growth Fund

WP Large Cap Income Plus Fund

IMS Capital Value Fund
IMS Strategic Income Fund
IMS Dividend Growth Fund

HedgeRow Income and Opportunity Fund

Crow Point Alternative Income Fund
EAS Crow Point Alternatives Fund
Crow Point Defined Risk Global Equity Income Fund

Powell Alternative Income Strategies Fund

RVX Emerging Markets Equity Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

(877) 244-6235

August 8, 2018

Dear Shareholder:

A Special Meeting of the Shareholders of 360 Funds (the “Trust”), on behalf of its series (the “Funds”), will be held on September 21, 2018 at 11:00 a.m., Eastern Time (the “Meeting”).

The Trust’s Board of Trustees is seeking your vote for the election of six Trustees to the Trust’s Board of Trustees. Four of the nominees currently serve as Trustees of the Trust and two additional first-time nominees for trustee are being presented at the Meeting.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the Meeting, your vote is important, and you are, therefore, strongly encouraged to return a proxy card for the Fund(s) in which you are invested.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the Meeting.

Sincerely,

András P. Teleki

Secretary

360 Funds

Stringer Growth Fund
Stringer Moderate Growth Fund

WP Large Cap Income Plus Fund

IMS Capital Value Fund
IMS Strategic Income Fund
IMS Dividend Growth Fund

HedgeRow Income and Opportunity Fund

Crow Point Alternative Income Fund
EAS Crow Point Alternatives Fund
Crow Point Defined Risk Global Equity Income Fund

Powell Alternative Income Strategies Fund

RVX Emerging Markets Equity Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

(877) 244-6235

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on September 21, 2018

This Proxy Statement is Available Online at the Following Website:

http://proxyonline.com/docs/360electtrustees.pdf

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of 360 Funds (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Special Meeting”) will be held on September 21, 2018 at the offices of the Trust (4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205), at 11:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect six Trustees to the Board of Trustees of the Trust; and

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends that you vote FOR each nominee to the Board of Trustees identified in the accompanying Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on July 31, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this Notice of Special Meeting of Shareholders, the Proxy Statement and the proxy card, are also available to you at http://proxyonline.com/docs/360electtrustees.pdf.

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-prepaid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing and mailing your proxy card promptly.

By order of the Board of Trustees of the Trust,

András P. Teleki

Secretary

August 8, 2018

PROXY STATEMENT

360 Funds

Stringer Growth Fund
Stringer Moderate Growth Fund

WP Large Cap Income Plus Fund

IMS Capital Value Fund
IMS Strategic Income Fund
IMS Dividend Growth Fund

HedgeRow Income and Opportunity Fund

Crow Point Alternative Income Fund
EAS Crow Point Alternatives Fund
Crow Point Defined Risk Global Equity Income Fund

Powell Alternative Income Strategies Fund

RVX Emerging Markets Equity Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

(877) 244-6235

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of 360 Funds (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on September 21, 2018 at 11:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on July 31, 2018 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice of Special Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately August 15, 2018.

The Trustees recommend that you vote:

1.	For the election of six nominees for Trustee to the Board; and

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

The Trust has 12 series of shares: Stringer Growth Fund, Stringer Moderate Growth Fund, IMS Capital Value Fund, IMS Strategic Income Fund, IMS Dividend Growth Fund, HedgeRow Income and Opportunity Fund, Crow Point Alternative Income Fund, EAS Crow Point Alternatives Fund, Crow Point Defined Risk Global Equity Income Fund, Powell Alternative Income Strategies Fund, and RVX Emerging Markets Equity Fund (each a “Fund” and, collectively, the “Funds”). Shareholders of all Funds vote together as a single class on the election of Trustees. Each shareholder shall have one vote for each dollar (and a fractional vote for each fractional dollar) of the net asset value of each share (including fractional shares) held by such shareholder on the record date on each matter submitted to a vote at a meeting of shareholders. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the election of each nominee for Trustee and any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

PROPOSAL

ELECTION OF TRUSTEES

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. Currently there are four Trustees, three of whom have previously been elected by shareholders and the one remaining appointed by the Trustees who are not “interested persons” (the “Independent Trustees”).1 By electing the current Trustee Nominees plus the two new Trustee Nominees at the Special Meeting, the Board will be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

Following a Board meeting held on July 12, 2018, the current “Independent Trustees” (defined below) of the Trust nominated for election the six nominees listed below to serve on the Board of Trustees of the Trust. The nominees are: Arthur Falk, Tom M. Wirtshafter, Gary DiCenzo, Steven D. Poppen, Randall K. Linscott and Thomas J. Schmidt (the “Nominees”). Mr. Linscott is an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his position as a principal owner and officer of M3Sixty Administration, LLC, the Funds’ administrator and transfer agent. (Mr. Linscott is referred to as the “Interested Nominee” or “Interested Trustee”). Each of the other Nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act (each referred to as an “Independent Nominee” or “Independent Trustee”). Each Independent Nominee was nominated by the Trust’s current Board members who are Independent Trustees.

The shareholders of the Trust are being asked to vote for the election of the six Nominees at the Special Meeting. If elected, the Nominees will comprise the entire Board of the Trust, and each of them will hold office until the appointment and/or election and qualification of his successor, if any, or until he sooner dies, resigns, retires or is removed. Any Trustee may be removed at a meeting of shareholders by a vote that meets the requirements of the Trust’s organizational documents. All of the Nominees have consented to serve as Trustees. However, if any Nominee is not available for election at the time of the Special Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

Each Nominee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Nominee is competent to serve because of his individual overall merits, including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills. The Trust does not believe any one factor is determinative in assessing a Nominee’s qualifications, but that the collective experience of each Nominee makes them each highly qualified. The Trustees are responsible for the management and supervision of the Funds. They set broad policies for the Funds and choose the Funds’ officers. The Trustees also: approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the investment advisers and the Funds; and oversee activities of the Funds.

In regard to each Nominee, the Board considered, among other factors, the experience and qualifications of the individuals as described below in reaching a conclusion to have the Nominees serve on the Board. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board (as applicable). In respect of each Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided in the chart below, the following is a summary of the specific experience, qualifications, attributes or skills of each Nominee and the reason why he was selected to serve as Trustee. Messrs. Falk, Wirtshafter, DiCenzo and Linscott currently serve as Trustees, while Messrs. Poppen and Schmidt are first-time Nominees and will not serve as a trustee until elected by shareholders.

1 Mr. Thomas Krausz resigned from the Board effective July 13, 2018.

Arthur Falk	Mr. Falk is currently retired. From 1990 to 2012, Mr. Falk was the President of Murray Hill Financial Marketing, a financial marketing consulting firm. Murray Hill provides consulting services on the development of mutual funds and similar investment products.

Tom M. Wirtshafter	Mr. Wirtshafter has more than 30 years’ experience managing and operating a wide range of financial services companies and is currently a Senior Vice President at American Portfolios Financial Services, a broker-dealer, and American Portfolios Advisors, an investment adviser.

Gary DiCenzo	Mr. DiCenzo is responsible for the overall operation and strategic direction of Cognios Capital. Prior to joining Cognios in 2015, Mr. DiCenzo was President and CEO of the Chicago-based strategic consulting firm, IMC Group. Mr. DiCenzo also led Scout Investment Advisors as President of the Scout Mutual Fund complex, the President and CEO of Scout Distributors and as a board director to the advisor from 2003 to 2010. Over the past 25 years, he has focused on the strategic planning and growth for both institutional and mutual fund investment managers. Mr. DiCenzo received an MBA and a Bachelor’s Degree in Management from Rhode Island College.

Randall K. Linscott	Mr. Linscott has over 20 years’ experience with a wide range of financial services companies, including service at PricewaterhouseCoopers LLP, an international public accounting firm, as well as Boston Financial Data Services, a transfer agency, prior to his roles at M3Sixty Administration, LLC and with the Trust.

Steven D. Poppen	Mr. Poppen is currently the Executive Vice President and Chief Financial Officer for the Minnesota Vikings professional football team. In his role, Mr. Poppen is responsible for all financial aspects of the team, including business planning, budgeting, day-to-day financial and administrative operations, human resources, facilities and U.S. Bank Stadium project financing. Prior to joining the Vikings’ organization, Mr. Poppen was a Certified Public Accountant in the business assurance group of PricewaterhouseCoopers LLP. Mr. Poppen currently is a member of the Minnesota State Fair Foundation board of directors and previously held board of director positions with a number of nonprofit organizations.

Thomas J. Schmidt	Mr. Schmidt is currently a Principal at Tom Schmidt & Associates Consulting, LLC, which is a consulting firm that provides assistance to financial service companies with strategy, business development, technology and operations. Previously, Mr. Schmidt spent 28 years serving in various roles at DST Systems, Inc. He last served as a Vice President at DST where he led a transfer agent team of 750 associates providing services to over 100 mutual fund and alternative investment companies and interacted with regulators and ensured compliance with federal securities laws.

Following is a list of the Nominees and each of their principal occupations over the last five years.

NON-INTERESTED NOMINEES

NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Arthur Falk: 1937	Trustee and Independent Chairman	Since 2011	Retired. President, Murray Hill Financial Marketing (financial marketing consultant) (1990-2012).	12	None
Tom M. Wirtshafter: 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services (broker-dealer) and American Portfolios Advisors (investment adviser) (2009-present).	12	None
Gary DiCenzo: 1962	Trustee	Since 2014	Chief Executive Officer, Cognios Capital (investment management firm) (2015-present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010-2015).	12	None
Steven D. Poppen: 1968	**		Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1998-present).		Independent Trustee of M3Sixty Funds Trust (a registered investment company)
Thomas J. Schmidt: 1964	**		Principal Consultant of Tom Schmidt & Associates Consulting, LLC (financial services consulting firm) (2015-present); held various titles, latest being Vice President, DST Systems, Inc. (a registered transfer agent) (1986-2014).		None

* 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas, 66205.

** Messrs. Poppen and Schmidt are not currently trustees but have each agreed to serve as a trustee upon election by shareholders.

INTERESTED NOMINEE

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Randall K. Linscott: 1971**	Trustee and President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013–present); Chief Operating Officer, M3Sixty Administration LLC (2011–2013); Division Vice President, Boston Financial Data Services, (2005–2011).	12	Interested Trustee of M3Sixty Funds Trust (a registered investment company)

* 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas, 66205.

** Mr. Linscott is an Interested Nominee because he is Chief Executive Officer and principal owner of M3Sixty Administration, LLC, the Funds’ administrator and transfer agent.

Each of the Nominees has agreed to serve as a Trustee if elected. If elected, each Trustee will serve until he resigns, retires or is removed from the Board as provided in the Trust’s governing documents.

The Board of Trustees oversees the Trust and certain aspects of the services of each investment adviser and the Funds’ other service providers.

Board Meetings and Committees

During the year ended June 30, 2018, the Board of Trustees of the Trust met four times. Each Trustee (other than Messrs. Poppen and Schmidt, who are standing for election for the first time) attended 100% of such meetings.

The Board of Trustees has established four committees. The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust (the “CCO”) with respect to risk oversight matters. The Trust’s CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

Trustee Standing Committees. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets and compliance and governance matters. The Board of Trustees currently has established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee, with Mr. Wirtshafter serving as the Audit Committee Chair and financial expert. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements and interacts with the Funds’ independent auditors on behalf of all the Trustees. The Audit Committee also serves as the Trust’s qualified legal compliance committee. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. Following the Special Meeting, all elected Independent Trustees will serve on the Audit Committee.

Nominating and Corporate Governance Committee: All of the Independent Trustees are members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating and Corporate Governance Committee’s other purposes, duties and powers are set forth in its written charter included as Exhibit A hereto. Following the Special Meeting, all elected Independent Trustees will serve on the Nominating and Corporate Governance Committee.

Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Fund’s investment adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, investment sub-adviser, principal underwriter or an affiliated person of the Fund, its investment adviser or investment sub-adviser or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. Following the Special Meeting, all elected Independent Trustees will serve on the Proxy Voting Committee.

Fair Value Committee. In addition to the foregoing Committees established by the Board, the Trust has also established a Fair Value Committee. Arthur Falk, András P. Teleki and Larry E. Beaver, Jr. are members of the Fair Value Committee. Messrs. Teleki and Beaver are employees of the Funds’ administrator and transfer agent and serve as officers of the Trust. The Fair Value Committee oversees the valuation of restricted securities and any other security that may be purchased for a Fund’s portfolio for which a readily available market quotation is not available and implements guidelines and instructions adopted by the Board regarding the valuation of restricted securities held by a Fund focusing on such important factors, among others, as valuation, liquidity and availability of relevant information. The Fair Value Committee reviews relevant market conditions for any restricted security held by a Fund on a daily basis to determine the appropriate value for such restricted security. Following the Special Meeting, the membership of the Fair Value Committee is not expected to change.

The table that follows sets forth the number of Committee meetings held by the Trust during the year ended June 30, 2018.

	Audit Committee	Nominating and Corporate Governance Committee	Proxy Voting Committee	Fair Value Committee
Number of meetings	4	0	0	12

Nominee Ownership of Fund Shares. As of May 31, 2018, none of the Nominees owned shares of the Funds.

Ownership of Securities of Adviser, Principal Underwriter or Related Entities. As of May 31, 2018, none of the Independent Nominees and/or their immediate family members owned securities of any of the Funds’ investment advisers, sub-advisers, principal underwriter or any entity controlling, controlled by, or under common control with such entities.

Compensation. Officers of the Trust and Trustees who are “interested persons” of the Trust or an investment adviser/sub-adviser to the Funds will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust. Each Trustee who is not an “interested person” receives a fee of $1,500 per Fund each year plus $200 per Fund per Board or committee meeting attended. If a committee meeting takes place on the same day as a Board meeting, the Independent Trustee will receive $200 in total for their attendance at the respective meetings. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

The following compensation table for the Trustees is based on estimated figures assuming the Trust meets four times per year. Estimates are being used due to many of the Funds having different fiscal year ends and/or not completing their first fiscal year of operations. Each of the Trustees listed below, excluding Messrs. Poppen and Schmidt, currently serves as a Trustee to the 12 Funds of the Trust.

Compensation Table

Name of Person, Position	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Trust Paid to Trustees
Arthur Falk, current Independent Trustee	$2,300	None	None	$29,900
Tom M. Wirtshafter, current Independent Trustee	$2,300	None	None	$29,900
Gary DiCenzo, current Independent Trustee	$2,300	None	None	$29,900
Steven D. Poppen, Independent Nominee	$2,300	None	None	$29,900
Thomas J. Schmidt, Independent Nominee	$2,300	None	None	$29,900
Randall K. Linscott, current Interested Trustee	None	None	None	None

As of May 31, 2018, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of each Fund in the Trust.

The following table provides information regarding the officers of the Trust.

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY OFFICER	OTHER DIRECTORSHIPS HELD BY OFFICER
András P. Teleki: 1971	Chief Compliance Officer and Secretary	Since 2015	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015–present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016–present); Chief Compliance Officer and Secretary, WP Trust (2016-present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015–present); Partner, K&L Gates, (2009–2015).	N/A	N/A
Brandon J. Byrd: 1981	Assistant Secretary and Anti-Money Laundering Officer Vice President	Since 2013 Since 2018	Chief Operating Officer, M3Sixty Administration, LLC (2013–present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015–2016); Division Manager - Client Service Officer, Boston Financial Data Services (mutual find service provider) (2010–2012).	N/A	N/A
Justin J. Thompson: 1983	Treasurer	Since 2017	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2017–present); Treasurer, WP Trust (2017–present); Treasurer, Capital Management Investment Trust (2017–present); Treasurer, 360 Funds (2017–present); Officer of Fund Accounting – State Street Bank & Trust (2009–2016).	N/A	N/A
Larry E. Beaver, Jr.: 1969	Assistant Treasurer	Since July 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005–2017). Chief Accounting Officer, Amidex Funds, Inc. (2003–present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008–2017). Treasurer, 360 Funds (2007–2017); Treasurer, M3Sixty Funds Trust (2015–2017); Treasurer, WP Trust (2015–2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008–2016).	N/A	N/A
John H. Lively: 1969	Assistant Secretary	Since 2017	Attorney, Practus, LLP (law firm) (May 2018-present); Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) (2010–May 2018).	N/A	N/A
Ted L. Akins: 1974	Assistant Secretary	Since 2018	Vice President of Operations, M3Sixty Administration, LLC (2012–present).	N/A	N/A

* 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas, 66205.

Required Vote. Pursuant to the Trust’s Agreement and Declaration of Trust and By-Laws, fifty percent of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee for Trustee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE

“FOR”

THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Required Vote. The shareholders of each Fund vote together as a single class on the election of Trustees. Fifty percent (1/2) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee for Trustee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the election.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: M3Sixty Administration, LLC, c/o Mr. Andras P. Teleki, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1-(877) 244-6235.

Proxy Solicitation Costs. The cost of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Funds. The estimated cost of solicitation is approximately $50,000. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

Outstanding Shares. As of July 31, 2018, the record date, the total number of issued and outstanding shares of beneficial interest of the Trust is 17,487,412.96. Below is a table reflecting each Fund’s outstanding shares as of the record date.

Fund Name	Shares Outstanding
Stringer Growth Fund	3,024,754.979
Stringer Moderate Growth Fund	751,763.821
WP Large Cap Income Plus Fund	2,480,851.4860
IMS Capital Value Fund	1,353,442.247
IMS Strategic Income Fund	1,593,662.750
IMS Dividend Growth Fund	706,009.875
HedgeRow Income and Opportunity Fund	570,690.100
Crow Point Alternative Income Fund	1,180,843.257
EAS Crow Point Alternatives Fund	2,741,934.430
Crow Point Defined Risk Global Equity Income Fund	1,863,332.585
Powell Alternative Income Strategies Fund	728,586.636
RVX Emerging Markets Equity Fund	491,540.789

Beneficial Ownership. Exhibit B sets forth the names, addresses and percentage ownership as of the record date of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a Fund.

INVESTMENT ADVISER AND FUND INFORMATION

Name of Investment Advisers/Sub-Advisers	Fund Name
Crow Point Partners, LLC. 25 Recreation Park Dr., Suite 206 Hingham, MA 02043	Adviser to Crow Point Alternative Income Fund Adviser to Crow Point Defined Risk Global Equity Fund Adviser to EAS Crow Point Alternative Income Fund Adviser to RVX Emerging Markets Equity Fund
RVX Asset Management LLC 20900 NE 30th Avenue, Suite 401 Aventura, FL 33180	Sub-adviser to RVX Emerging Markets Equity Fund
IMS Capital Management, Inc. 8995 S.E. Otty Road Portland, OR 97086	Adviser to IMS Capital Value Fund Adviser to IMS Dividend Growth Fund Adviser to IMS Strategic Income Fund
Powell Capital LLC 938 Broadway, Court C, 2nd Floor Tacoma, WS 98407	Adviser to Powell Alternative Income Strategies Fund
Stringer Asset Management, LLC 5050 Poplar Avenue, Suite 1103 Memphis, TN 38157	Adviser to Stringer Growth Fund Adviser to Stringer Moderate Growth Fund
Winning Points Advisors, LLC 129 NW 13th Street, Suite D-26 Boca Raton, FL33431	Adviser to WP Large Cap Plus Fund
Willard Mills Advisory, LLC P.O. Box 2549 Brentwood, TN 37024	Adviser to HedgeRow Income and Opportunity Fund

Transfer Agent and Administrator. M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, provides accounting, administrative, transfer agency, dividend disbursing agency and shareholder servicing agency services for all the Funds in the Trust.

Distributor. Matrix 360 Distributors, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, acts as the principal underwriter and distributor (the “Distributor”) for all the Funds in the Trust.

Custodian. The table below sets forth the custodian for each Fund of the Trust.

Custodian	Fund Name
Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263	Stringer Growth Fund Stringer Moderate Growth Fund HedgeRow Income and Opportunity Fund Powell Alternative Income Strategies Fund WP Large Cap Income Plus Fund RVX Emerging Markets Equity Fund
MUFG Union Bank, N.A. 400 California Street San Francisco, CA 94104	Crow Point Alternative Income Fund
Huntington Bank 41 South Street Columbus, OH 43125	IMS Capital Value Fund IMS Strategic Income Fund IMS Dividend Growth Fund EAS Crow Point Alternatives Fund Crow Point Defined Risk Global Equity Income Fund

Independent Registered Public Accounting Firm. The table below sets forth the independent accounting firm for each Fund of the Trust.

Independent Registered Public Accounting Firm	Fund Name
BBD, LLP 1835 Market Street Philadelphia, PA 19103	Powell Alternative Income Strategies Fund Crow Point Alternative Income Fund EAS Crow Point Alternatives Fund Crow Point Defined Risk Global Equity Income Fund
Sanville & Company 1514 Old York Road Abington, PA 19001	Stringer Growth Fund Stringer Moderate Growth Fund HedgeRow Income and Opportunity Fund IMS Capital Value Fund IMS Strategic Income Fund IMS Dividend Growth Fund
Cohen & Company 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	WP Large Cap Income Plus Fund
Tait, Weller & Baker LLP 1628 John F. Kennedy Blvd. Philadelphia, PA 19103	RVX Emerging Markets Equity Fund

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Independent Trustees.

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

Selection of Independent Accountants. The Trust’s Audit Committee, which is comprised of the Independent Trustees, has selected the following independent registered public accounting firms to audit and certify the financial statements of the Funds as indicated in the table on page 12 of this Proxy Statement for the next fiscal year end.

Pursuant to the 1940 Act, the Funds’ shareholders are not being asked at this time to ratify the selection of the respective independent accountants. Representatives of the respective independent accountants will not be present at the Special Meeting.

Audit Fees. The aggregate fees billed by the respective independent accountants to the Trust with respect to the Funds for the last two fiscal years ended were:

BBD, LLP

Fund Name	Fiscal Year End	2016	2017	2018
Powell Alternative Income Strategies Fund	10/31	*	*	*
Crow Point Alternative Income Fund	9/30	13,700	14,700	+
EAS Crow Point Alternatives Fund	4/30		**	+
Crow Point Defined Risk Global Equity Income Fund	5/31	**	**	+

*    New Fund - has not been audited.

**  BBD, LLP was hired as independent accountant for fiscal year 2018. See Tait, Weller & Baker LLP below for prior year’s information.

+    Has not completed current fiscal year audit.

Sanville & Company

Fund Name	Fiscal Year End	2016	2017	2018
Stringer Growth Fund	2/28		10,000	10,000
Stringer Moderate Growth Fund	2/28		10,000	10,000
HedgeRow Income and Opportunity Fund	11/30	12,000	12,000	*
IMS Capital Value Fund	6/30	19,000	10,000	*
IMS Strategic Income Fund	6/30	19,000	10,000	*
IMS Dividend Growth Fund	6/30	19,000	10,000	*

*Has not completed current fiscal year audit.

Cohen & Company

Fund Name	Fiscal Year End	2016	2017	2018
WP Large Cap Income Plus Fund	8/31	13,000	13,000	*

*Has not completed current fiscal year audit.

Tait, Weller & Baker LLP

Fund Name	Fiscal Year End	2016	2017	2018
RVX Emerging Markets Equity Fund		*	*	*
Crow Point Defined Risk Global Equity Income Fund	5/31	13,350	13,750	**
EAS Crow Point Alternatives Fund	4/30		14,200	**

*    New Fund - has not been audited.

**  Fund switched auditors for fiscal year 2018.

Audit-Related Fees. The aggregate fees billed by the respective independent accountants to the Trust with respect to the Funds for the last two fiscal years were:

BBD, LLP

Fund Name	Fiscal Year End	2016	2017	2018
Powell Alternative Income Strategies Fund	10/31	*	*	*
Crow Point Alternative Income Fund	9/30	0	0	+
EAS Crow Point Alternatives Fund	4/30		**
Crow Point Defined Risk Global Equity Income Fund	5/31	**	**	+

*    New Fund - has not been audited.

**  BBD, LLP was hired as independent accountant for fiscal year 2018. See Tait, Weller & Baker LLP below for prior year’s information.

+    Has not completed current fiscal year audit.

Sanville & Company

Fund Name	Fiscal Year End	2016	2017	2018
Stringer Growth Fund	2/28		0	0
Stringer Moderate Growth Fund	2/28		0	0
HedgeRow Income and Opportunity Fund	11/30	0	0	*
IMS Capital Value Fund	6/30	0	0	*
IMS Strategic Income Fund	6/30	0	0	*
IMS Dividend Growth Fund	6/30	0	0	*

*Has not completed current fiscal year audit.

Cohen & Company

Fund Name	Fiscal Year End	2016	2017	2018
WP Large Cap Income Plus Fund	8/31	0	850	*

*Has not completed current fiscal year audit.

Tait, Weller & Baker LLP

Fund Name	Fiscal Year End	2016	2017	2018
RVX Emerging Markets Equity Fund		*	*	*
Crow Point Defined Risk Global Equity Income Fund	5/31	0	0	**
EAS Crow Point Alternatives Fund	4/30		0	**

*    New Fund - has not been audited.

**  Fund switched auditors for fiscal year 2018.

Tax Fees. The aggregate fees billed by the respective independent accountants to the Trust with respect to the Funds for the last two fiscal years were:

BBD, LLP

Fund Name	Fiscal Year End	2016	2017	2018
Powell Alternative Income Strategies Fund	10/31	*	*	*
Crow Point Alternative Income Fund	9/30	2,000	2,200	+
EAS Crow Point Alternatives Fund	4/30		**
Crow Point Defined Risk Global Equity Income Fund	5/31	**	**	+

*    New Fund - has not been audited.

**  BBD, LLP was hired as independent accountant for fiscal year 2018. See Tait, Weller & Baker LLP below for prior year’s information.

+    Has not completed current fiscal year audit.

Sanville & Company

Fund Name	Fiscal Year End	2016	2017	2018
Stringer Growth Fund	2/28		2,000	2,000
Stringer Moderate Growth Fund	2/28		2,000	2,000
HedgeRow Income and Opportunity Fund	11/30	2,000	2,000	*
IMS Capital Value Fund	6/30	3,000	2,000	*
IMS Strategic Income Fund	6/30	3,000	2,000	*
IMS Dividend Growth Fund	6/30	3,000	2,000	*

*Has not completed current fiscal year audit.

Cohen & Company

Fund Name	Fiscal Year End	2016	2017	2018
WP Large Cap Income Plus Fund	8/31	2,500	2,500	*

*Has not completed current fiscal year audit.

Tait, Weller & Baker LLP

Fund Name	Fiscal Year End	2016	2017	2018
RVX Emerging Markets Equity Fund		*	*	*
Crow Point Defined Risk Global Equity Income Fund	5/31	2,700	2,800	**
EAS Crow Point Alternatives Fund	4/30		3,100	**

*    New Fund - has not been audited.

**  Fund switched auditors for fiscal year 2018.

Pre-Approval Policies of the Audit Committee. The Audit Committee does not have pre-approval policies and procedures. Instead, the Audit Committee or Audit Committee Chairman approves on a case-by-case basis each audit or non-audit service before the independent public accountant is engaged by the Trust.

During the audit of each Fund’s financial statements for their respective most recent fiscal year ends, 0% of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None of the audit firms performed services for the respective Fund’s investment adviser, sub-adviser or any entity controlling, controlled by, or under common control with the investment advisers/sub-advisers that provide ongoing services to the Trust.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Charter

360 Funds

Nominating and Corporate Governance Committee Membership

1.       The Nominating and Corporate Governance Committee of 360 Funds (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.       The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.       The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.       The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.       The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.       The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.       The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.       The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.       The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted: October 25, 2017

APPENDIX A TO THE

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

360 FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.       Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.       Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.       Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

EXHIBIT B – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a Fund as of July 31, 2018.

Fund Name	Name and Address	Percentage Ownership
IMS Capital Value Fund	NFS LLC/FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS CHRIS ROBINSON 200 LIBERTY ST NEW YORK, NY 10281	37.74%
IMS Capital Value Fund	TD AMERITRADE INC FOR THE/EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	31.42%
IMS Capital Value Fund	CHARLES SCHWAB AND CO INC/SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	5.23%

IMS Strategic Income Fund	NFS LLC/FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS CHRIS ROBINSON 200 LIBERTY ST NEW YORK, NY 10281	29.01%
IMS Strategic Income Fund	TD AMERITRADE INC FOR THE/EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	25.47%

IMS Dividend Growth Fund	NFS LLC/FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS CHRIS ROBINSON 200 LIBERTY ST NEW YORK, NY 10281	45.50%
IMS Dividend Growth Fund	TD AMERITRADE INC FOR THE/EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	44.61%

Powell Alternative Income Strategies Fund	TD AMERITRADE INC FOR THE/EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	91.42%

RVX Emerging Markets Equity Fund	360 Funds Trust Crow Point EAS Alternatives Fund 4300 Shawnee Mission Parkway Suite 100 MISSION, KS 66205	39.03%

RVX Emerging Markets Equity Fund	Sergio and Miriam Kiblisky TTEE FOR/SKB Trust DTD11/23/15 20900 NE 30th Ave, Suite 401 MIAMI, FL 33180	20.34%
RVX Emerging Markets Equity Fund	360 Funds Trust Crow Point Defined Risk Global Equity Income 4300 Shawnee Mission Parkway Suite 100 MISSION, KS 66205	14.96%
RVX Emerging Markets Equity Fund	JACQUES GLIKSBERG &/DANIELA GLIKSBERG JT TEN 920 BALDWIN RD. HIGHLAND PARK, IL 60035	10.17%
RVX Emerging Markets Equity Fund	MUFG UNION BANK CUST/Marco Viola IRA 45 Brookridge Dr GREENWICH, CT 06830	6.18%

WP Large Cap Income Plus Fund – Class I	INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA GREENWICH, CT 06830	7.02%

Stringer Growth Fund –Class I	HILLTOP SECURITIES INC. FBO/MG63 HOLDINGS LTD U4 GENPAR LLC/GENERAL PARTNER MICHAEL R UHRICK/ PRESIDENT PO BOX 509002 DALLAS TX 75250	7.29%

Stringer Moderate Growth Fund- Class A	RAYMOND JAMES & ASSOC INC CSDN/FBO BENJAMIN HALEY IRA 410 AUDUBON DR RUSTON LA 71270-8589102	14.37%
Stringer Moderate Growth Fund- Class A	RAYMOND JAMES & ASSOC INC CSDN/FBO CARSON L TUCKER SEP IRA 3845 OLD RIVER TRL POWHATAN VA 23139-4209458	10.35%
Stringer Moderate Growth Fund- Class A	RAYMOND JAMES & ASSOC INC/FBO NORMA H FRANCIONI 9486 STUDLEY FARMS DR MECHANICSVILLE VA 23116-6678866	9.93%
Stringer Moderate Growth Fund- Class A	RAYMOND JAMES & ASSOC INC/FBO D & F INVESTMENTS LLC ATTN PHILIP R PETERSON 250 PANTOPS MOUNTAIN RD #6107 CHARLOTTESVILLE VA 22911-8686502	8.90%
Stringer Moderate Growth Fund- Class A	HILLTOP SECURITIES INC. FBO/DP & PA TRUST DON TIEMANN TTEE PAM TIEMANN TTEE PO BOX 509002 DALLAS TX 75250	7.19%

Stringer Moderate Growth Fund- Class I	HILLTOP SECURITIES INC. FBO/MG63 HOLDINGS LTD U4 GENPAR LLC/GENERAL PARTNER MICHAEL R UHRICK/ PRESIDENT PO BOX 509002 DALLAS TX 75250	7.11%

Stringer Moderate Growth Fund- Class C	RAYMOND JAMES & ASSOC INC/FBO ROY MAYS & MARILYN MAYS T-I-C 99 NICK MAYS RD PINEVILLE LA 71360-9199997	12.00%
Stringer Moderate Growth Fund- Class C	RAYMOND JAMES & ASSOC INC CSDN/FBO TERRY CARTER SEP IRA 1302 OAKLAWN DR WEST MEMPHIS AR 72301-2989027	9.73%
Stringer Moderate Growth Fund- Class C	RAYMOND JAMES & ASSOC INC/FBO BARBARA H LEHR TTEE U/A DTD AUG 3, 2016 BARBARA H LEHR REVOCABLE TRUST PO BOX 1245 WEST MEMPHIS AR 72303-1245454	7.60%
Stringer Moderate Growth Fund- Class C	RAYMOND JAMES & ASSOC INC CSDN/FBO SUSAN B WILLIAMS (BENE) IRA CAROLYN BRIDICKA-REED (DECD) 125 JENNINGS MILL PKWY APT 2102 ATHENS GA 30606-7462277	6.94%
Stringer Moderate Growth Fund- Class C	OPPENHEIMER & CO. INC./FBO LARRY VANDERWOUDE & PAULA B VANDERWOUDE JTWROS 304 W GREENBRIAR LN DALLAS TX 75208	6.10%
Stringer Moderate Growth Fund- Class C	RAYMOND JAMES & ASSOC INC CSDN/FBO JOHN N GILLESPIE IRA 1235 CAMBRIDGE RD BENTON AR 72019-2378353	5.77%
Stringer Moderate Growth Fund- Class C	RAYMOND JAMES & ASSOC INC/FBO JOSHUA R WILLIAMS 20 WILLOW RD APT 16 MENLO PARK CA 94025-3645165	5.43%

HedgeRow Income and Opportunity Fund – Class I	CHARLES SCHWAB AND CO INC/SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	80.27%
HedgeRow Income and Opportunity Fund – Class I	NFS LLC/FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS CHRIS ROBINSON 200 LIBERTY ST NEW YORK, NY 10281	9.10%
HedgeRow Income and Opportunity Fund – Class I	JOHN SPENCE 4409 TYNE BLVD NASHVILLE, TN 37215	7.85%

HedgeRow Income and Opportunity Fund – Class A	HOPE W LUNDT 5321 MCGAVOCK ROAD BRENTWOOD, TN 37027	50.78%
HedgeRow Income and Opportunity Fund – Class A	CHARLES SCHWAB AND CO INC/SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	45.95%

Crow Point Alternative Income Fund	CHARLES SCHWAB AND CO INC/SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	49.66%
Crow Point Alternative Income Fund	The Bryn Mawr Trust Company FBO/Draper & Co 801 Lancaster Avenue Bryn Mawr, PA 19010	29.53%

EAS Crow Point Alternatives Fund – Class I	INC/FBO JUNKI YOSHIDA TTEE U/A DTD FEB 5, 1991 JUNKI YOSHIDA REVOCABLE TRUST 91 8440 NE ALDERWOOD RD STE A PORTLAND OR 97220-1471737	17.43%
EAS Crow Point Alternatives Fund – Class I	The Bryn Mawr Trust Company FBO/Draper & Co 801 Lancaster Avenue Bryn Mawr, PA 19010	15.47%
EAS Crow Point Alternatives Fund – Class I	RAYMOND JAMES & ASSOC INC/FBO JULIE DARROUGH 820 NW 12TH AVE APT 524 PORTLAND OR 97209-3051491	9.78%
EAS Crow Point Alternatives Fund – Class I	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	6.11%

EAS Crow Point Alternatives Fund – Class A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	8.01%
EAS Crow Point Alternatives Fund – Class A	TD AMERITRADE FBO/THE DENNIS AND ADELE JOHNS LIVING T UA JAN 21, 2009 DENNIS W OR ADELE F JOHNS TRS 1217 EDWARDS ST ST HELENA CA 94574-1210	7.27%
EAS Crow Point Alternatives Fund – Class A	PERSHING LLC/P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	5.39%

EAS Crow Point Alternatives Fund – Class C	National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.89%
EAS Crow Point Alternatives Fund – Class C	AMERICAN ENTERPRISE INV SVCS/A/C 5961-8178 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	6.91%
EAS Crow Point Alternatives Fund – Class C	AMERICAN ENTERPRISE INV SVCS/A/C 2998-2065 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	6.38%
EAS Crow Point Alternatives Fund – Class C	MARJORIE A ROHRIG TTEE/MARJORIE A ROHRIG TRUST DTD 08/22/2001 4920 INGALLS WHEAT RIDGE, CO 80033	5.12%

Crow Point Defined Risk Global Equity Income Fund – Class I	The Bryn Mawr Trust Company FBO/Draper & Co 801 Lancaster Avenue Bryn Mawr, PA 19010	38.74%
Crow Point Defined Risk Global Equity Income Fund – Class I	RAYMOND JAMES & ASSOC INC/FBO JUNKI YOSHIDA TTEE U/A DTD FEB 5, 1991 JUNKI YOSHIDA REVOCABLE TRUST 91 8440 NE ALDERWOOD RD STE A PORTLAND OR 97220-1471737	18.80%
Crow Point Defined Risk Global Equity Income Fund – Class I	RAYMOND JAMES & ASSOC INC/FBO JULIE DARROUGH 820 NW 12TH AVE APT 524 PORTLAND OR 97209-3051491	10.07%
Crow Point Defined Risk Global Equity Income Fund – Class I	CHRISTOPHER RICCIARDI/ 51 SHELLBARK LN BRIARCLIFF MANOR, NY 10510	6.76%

Crow Point Defined Risk Global Equity Income Fund – Class A	CONSTELLATION TRUST CO CUST FBO/ROBERT M HOWARD R/O IRA LATHAM-WATKINS 12670 HIGH BLUFF DR #100 SAN DIEGO, CA 92130-3086	16.20%
Crow Point Defined Risk Global Equity Income Fund – Class A	PERSHING LLC/P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	8.90%
Crow Point Defined Risk Global Equity Income Fund – Class A	CHARLES SCHWAB & CO/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	7.24%
Crow Point Defined Risk Global Equity Income Fund – Class A	MARGARET H SMALL TTEE/MARGARET H SMALL LIVING TRUST U/A DTD 00/00/00 9424 LAURA ANNE DR SEMINOLE, FL 33776-0162	5.19%

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE

***BOXES FOR TYPSETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY CARD

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-758-5378 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

FUNDS	FUNDS	FUNDS
Stringer Growth Fund	IMS Dividend Growth Fund	Crow Point Defined Risk Global Equity Income Fund
Stringer Moderate Growth Fund	IMS Capital Value Fund	Crow Point Alternative Income Fund
WP Large Cap Income Plus Fund	HedgeRow Income and Opportunity Fund	RVX Emerging Markets Equity Fund
IMS Strategic Income Fund	Powell Alternative Income Strategies Fund	EAS Crow Point Alternatives Fund

Each Fund is a series of 360 Funds

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 21, 2018

The undersigned, revoking all Proxies heretofore given, hereby appoints Brandon J. Byrd and Ted L. Akins, or either of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of each such Fund to be held at 11:00 a.m., Eastern time, on September 21, 2018, at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, and at any adjournments or postponements thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-758-5378. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 21, 2018. The proxy statement for this meeting is available at: proxyonline.com/docs/360electtrustees.pdf

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Funds’ Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1. To elect Trustees for each Fund:			FOR All	WITHHOLD ALL	FOR ALL EXCEPT
01. Arthur Falk	03. Gary DiCenzo	05. Randall K. Linscott	○	○	○
02. Tom M. Wirtshafter	04. Steven D. Poppen	06. Thomas J. Schmidt

To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee(s) numbers(s) on the line provided below.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]